SEMI-ANNUAL REPORT
                                TO SHAREHOLDERS

                            VONTOBEL U.S. VALUE FUND
                       VONTOBEL INTERNATIONAL EQUITY FUND
                      VONTOBEL EASTERN EUROPEAN EQUITY FUND
                        VONTOBEL INTERNATIONAL BOND FUND
                        SAND HILL PORTFOLIO MANAGER FUND

                                   A SERIES of Vontobel Funds, Inc.
                         a "Series" Investment Company

                            FOR THE SIX MONTHS ENDED
                                 JUNE 30, 1997

               VONTOBEL U.S. VALUE FUND - SEMI-ANNUAL REPORT 1997

Dear Shareholder:

Before getting into the numbers, we'd like to extend a warm welcome to those new shareholders who've entrusted Vontobel with their money over the past six months, resulting in the fund's growth beyond the $100 million mark, up from $70 million at the start of 1997. While we can't promise outperformance in any single quarter (indeed, we fell short of the S&P 500 in the June quarter -- more on that below), we can, as our longstanding shareholders have come to know, promise adherence to an investment approach that has provided satisfactory returns over the long term. This approach, following the investment tenets first formulated by Benjamin Graham in the 1930s and further developed by Warren Buffett in our own era, is based on the concept that stocks are best bought when they are offered at a significant discount to their intrinsic value, which can be calculated as the per-share present value of a company's future free cash flows. It's a relatively simple, non-emotional discipline that differentiates Vontobel U.S. Value Fund from the mushrooming mass of mutual funds in the marketplace today. We're honored that you've chosen Vontobel. Now about those numbers. . .

At June 30, 1997, the fund's closing net asset value was $15.74, providing a total return of 14.2% over the first half of 1997 (10.7% in the June quarter). Reacting to strong earnings reports along with signs that moderating economic growth would forestall any interest rate hike by the Federal Reserve, investors bid U.S. stocks sharply higher in 1997's second quarter. Indeed, the powerful rally generated three-month total returns more often associated with an annual span; the S&P gained 17.5% in the quarter (20.6% year-to-date) and the Dow Jones Industrial Average posted a 17.0% rise (20.0% through 1997's six months). This latest rally is noteworthy not only for its power, but also for its breadth. Indexes less influenced by moves in large-cap, widely held stocks also moved sharply higher; the Russell 2000, for example, climbed 15.7% in the June quarter, moving back into the black after a painful first quarter (that index is up 9.3% year-to-date).

The violent selloff in late-March through April 11th, the first significant correction in years, provided a limited opportunity to boost investment levels. In April we added to positions in Knight-Ridder, UNUM, Fannie Mae and Freddie Mac. Sticking to our investment discipline, though, we trimmed substantially as the rally gained steam, ending June with just over 60% of fund assets in stocks. The large cash position, a residual of our inability to find bargains given the current earnings outlook and interest rate environment (we cannot assume lower rates in order to justify stock purchases), has reduced risk levels, but also return levels. From our bottom-up perspective we find valuations extremely stretched. While there is no obvious catalyst for a near-term correction, we will stick to our discipline even if it results in underperformance versus the giddy indexes. We do this out of respect for risk that is all but invisible in today's financial markets.

Edwin Walczak, Fund Manager
Mark Robertson, Associate Fund Manager
July 17, 1997

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                    SINCE     INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS   INCEPTION     DATE
                                                     ------   -------   -------   ---------   ---------
Vontobel U.S Value Fund............................  28.62%    24.65%    18.18%     16.13%     3/30/90

 Past performance cannot guarantee future results. Investment return and share price will fluctuate and redemption value may be more or less than original cost. For more complete information, including management fees, expense and special risk considerations, call (800) 445-8872 for a prospectus.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           June 30, 1997 (Unaudited)

  NUMBER                                                                                        MARKET
OF SHARES    DESCRIPTION                                                                        VALUE
----------   ------------------------------------------------------------------------------  ------------
             COMMON STOCK: 60.52%

             BANKING: 8.80%
    56,772   California Center Bank                                                          $  1,050,284
    29,800   Wells Fargo & Co.                                                                  8,031,100
                                                                                             ------------
                                                                                                9,081,384
                                                                                             ------------

             FOOD-PROCESSING: 2.38%
    36,700   Wrigley Co.                                                                        2,458,900
                                                                                             ------------

             INDUSTRIAL: 1.26%
    32,000   Cleveland Cliffs                                                                   1,304,000
                                                                                             ------------

             INSURANCE-DISABILITY: 3.79%
    35,300   Provident Companies Inc.                                                           1,888,550
    48,000   Unum Corp.                                                                         2,016,000
                                                                                             ------------
                                                                                                3,904,550
                                                                                             ------------

             INSURANCE-DIVERSIFIED: 13.77%
    55,000   American International Group                                                       8,215,625
    44,200   Horace Mann Educators Corp.                                                        2,165,800
   126,150   Old Republic International Corp.                                                   3,823,922
                                                                                             ------------
                                                                                               14,205,347
                                                                                             ------------

             INSURANCE-PROPERTY/CASUALITY: 12.53%
    86,700   Chubb Corp.                                                                        5,798,062
    49,000   Cincinnati Financial                                                               3,871,000
    90,200   Commerce Group                                                                     2,221,175
    14,025   Orion Capital                                                                      1,034,344
                                                                                             ------------
                                                                                               12,924,581
                                                                                             ------------

  NUMBER                                                                                        MARKET
OF SHARES    DESCRIPTION                                                                        VALUE
----------   ------------------------------------------------------------------------------  ------------
             OTHER FINANCIAL: 9.21%
   103,724   Federal National Mtg.                                                              4,524,960
   144,800   Federal Home Loan Mtg.                                                             4,977,500
                                                                                             ------------
                                                                                                9,502,460
                                                                                             ------------

             PUBLISHING AND BROADCAST: 6.37%
     9,224   Walt Disney Co.                                                                      740,226
    26,800   Gannett Co.                                                                        2,646,500
    64,800   Knight Ridder                                                                      3,179,250
                                                                                             ------------
                                                                                                6,565,976
                                                                                             ------------

             RESTAURANTS: 2.41%
    51,400   McDonald's Corp.                                                                   2,483,262
                                                                                             ------------
             TOTAL COMMON STOCKS:
             (Cost: $49,881,654)                                                               62,430,460
                                                                                             ------------

PRINCIPAL
  AMOUNT
----------

             U.S. GOVT. SECURITIES: 30.13%
 4,000,000   U.S. Treasury Bill maturity date 07/15/97; 8.50%                                   4,005,000
 3,000,000   U.S. Treasury Bill maturity date 07/31/97; 5.875%                                  3,000,939
 4,000,000   U.S. Treasury Bill maturity date 08/15/97; 6.50%                                   4,005,000
 3,000,000   U.S. Treasury Note maturity date 08/31/97; 6.00%                                   3,001,875
 3,000,000   U.S. Treasury Note maturity date 09/30/97; 5.75%                                   3,001,875
 5,000,000   U.S. Treasury Bill maturity date 10/15/97; 8.75%                                   5,045,315
 3,000,000   U.S. Treasury Note maturity date 10/30/97; 5.625%                                  3,000,939
 3,000,000   U.S. Treasury Note maturity date 11/15/97; 7.375%                                  3,018,750
 3,000,000   U.S. Treasury Note maturity date 12/31/97; 5.25%                                   2,995,314
                                                                                             ------------
             TOTAL U.S. GOVERNMENT SECURITIES:
             (Cost: $31,074,045)                                                               31,075,007
                                                                                             ------------
             TOTAL INVESTMENTS:
             (Cost: $80,955,699)*                                          90.65%              93,505,467
             Other assets, net                                              9.35%               9,641,992
                                                                          ------             ------------
             NET ASSETS                                                   100.00%            $103,147,459
                                                                          ------             ------------
                                                                          ------             ------------

*Cost for Federal income tax purposes is $80,955,699 and consists of:

             Gross unrealized appreciation                                                   $ 12,724,598
             Gross unrealized depreciation                                                       (174,830)
                                                                                             ------------
             Net unrealized appreciation                                                     $ 12,549,768
                                                                                             ------------
                                                                                             ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------

ASSETS
   Investments at value (identified cost of $80,955,699) (Notes 1
      & 3)                                                                              $  93,505,467
   Cash                                                                                     8,097,036
   Receivables:
      Dividend and interest                                                726,438
      Capital stock sold                                                   107,522
      Securities sold                                                      691,390
                                                                      ------------
                                                                                            1,525,350
   Prepaid expenses                                                                            58,757
   Deferred organization costs                                                                 45,576
                                                                                      -----------------
         TOTAL ASSETS                                                                     103,232,186
                                                                                      -----------------
LIABILITIES
   Investment management fees payable                                       84,366
   Administrative fee                                                          361
                                                                      ------------
         TOTAL LIABILITIES                                                                     84,727
                                                                                      -----------------
NET ASSETS                                                                              $ 103,147,459
                                                                                      -----------------
                                                                                      -----------------
NET ASSET VALUE, OFFERING
AND REDEMPTION PRICE PER SHARE
($103,147,459 / 6,555,248 shares outstanding)                                           $       15.74
                                                                                      -----------------
                                                                                      -----------------
At June 30, 1997 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:
   Paid in capital                                                    $ 75,410,054
   Undistributed net investment income                                     280,847
   Undistributed net realized gain on investments                       14,906,790
   Net unrealized appreciation of investments                           12,549,768
                                                                      ------------
   Net Assets                                                         $103,147,459
                                                                      ------------
                                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME
   Income:
      Interest                                                              $512,759
      Dividend                                                               406,725
                                                                            --------
      Total income                                                                         $   919,484
                                                                                           -----------
   Expenses:
      Investment management fees (Note 2)                                    379,600
      Transfer agent fees (Note 2)                                            43,889
      Recordkeeping and administrative services
         (Note 2)                                                             83,241
      Legal and audit fees                                                    36,469
      Filing fees and registration (Note 2)                                   17,667
      Shareholder servicing and reports (Note 2)                              41,345
      Custodian fees (Note 3)                                                 23,330
      Amortization of organization cost                                        9,000
      Other                                                                   38,926
                                                                            --------
                                                                                               673,467
   Custodian fee waiver                                                                        (23,330)
   Management fee waiver                                                                       (11,500)
                                                                                           -----------
   Expenses, net                                                                               638,637
                                                                                           -----------
   Net investment income                                                                       280,847
                                                                                           -----------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
   Net realized gain on investments                                                          5,209,199
   Net change in unrealized appreciation on investments                                      6,009,319
                                                                                           -----------
   Net gain on investments                                                                  11,218,518
                                                                                           -----------
   Net increase in net assets resulting from operations                                    $11,499,365
                                                                                           -----------
                                                                                           -----------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------


                                                                             SIX MONTHS ENDED    YEAR ENDED
                                                                              JUNE 30, 1997     DECEMBER 31,
                                                                               (UNAUDITED)         1996
                                                                             ----------------   -----------
OPERATIONS
   Net investment income                                                       $    280,847     $   396,316
   Net realized gain on investments                                               5,209,199      11,188,744
   Change in unrealized appreciation of investments                               6,009,319         158,072
                                                                             ----------------   -----------
   Net increase in net assets resulting from operations                          11,499,365      11,743,132
DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income ($0 and $.19 per share, respectively)                            0        (468,857)
   Net realized gain from investment transaction
      ($0 and $2.10 per share, respectively)                                              0      (5,158,503)
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting from capital share transactions*         22,096,437       8,332,548
                                                                             ----------------   -----------
   Net increase in net assets                                                    33,595,802      14,448,320
   Net assets at beginning of period                                             69,551,657      55,103,337
                                                                             ----------------   -----------
NET ASSETS at the end of the period (including undistributed net investment
   income of $280,847 and $0, respectively)                                    $103,147,459     $69,551,657
                                                                             ----------------   -----------
                                                                             ----------------   -----------

*A summary of capital share transactions follows:

                                SIX MONTHS ENDED
                                                  JUNE 30, 1997                  YEAR ENDED
                                                   (UNAUDITED)                DECEMBER 31, 1996
                                             ------------------------     -------------------------
                                              SHARES        VALUE           SHARES        VALUE
                                             ---------   ------------     ----------   ------------
Shares sold                                  2,241,626   $ 32,818,679      5,091,561   $ 70,799,337
Shares reinvested from dividend                      0              0        397,818      5,485,919
Shares redeemed                               (733,169)   (10,722,242)    (4,602,188)   (67,952,708)
                                             ---------   ------------     ----------   ------------
Net increase                                 1,508,457   $ 22,096,437        887,191   $  8,332,548
                                             ---------   ------------     ----------   ------------
                                             ---------   ------------     ----------   ------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------

                                       SIX MONTHS ENDED              YEARS ENDED DECEMBER 31,
                                        JUNE 30, 1997     -----------------------------------------------
                                         (UNAUDITED)       1996      1995      1994      1993      1992
                                       ----------------   -------   -------   -------   -------   -------
Per Share Operating Performance
Net asset value, beginning of period       $  13.78       $ 13.25   $ 10.26   $ 12.64   $ 12.00   $ 11.36
                                       ----------------   -------   -------   -------   -------   -------
Income from investment operations-
  Net investment income                        0.04          0.17      0.05      0.09      0.16      0.10
  Net realized and unrealized
     gain (loss) on investments                1.92          2.65      4.09     (0.08)     0.56      1.70
                                       ----------------   -------   -------   -------   -------   -------
     Total from investment operations          1.96          2.82      4.14      0.01      0.72      1.80
                                       ----------------   -------   -------   -------   -------   -------
Less distributions-
  Distributions from net investment
     income                                       0         (0.19)    (0.04)    (0.23)    (0.02)    (0.10)
  Distributions from realized gains on
     investments                                  0         (2.10)    (1.11)    (2.16)    (0.06)    (1.06)
                                       ----------------   -------   -------   -------   -------   -------
Total distributions                               0         (2.29)    (1.15)    (2.39)    (0.08)    (1.16)
                                       ----------------   -------   -------   -------   -------   -------
Net asset value, end of period             $  15.74       $ 13.78   $ 13.25   $ 10.26   $ 12.64   $ 12.00
                                       ----------------   -------   -------   -------   -------   -------
                                       ----------------   -------   -------   -------   -------   -------
Total Return                                  14.19%        21.28%    40.36%     0.02%     6.00%    16.30%
Ratios/Supplemental Data
Net assets, end of period (000)            $103,147       $69,552   $55,103   $29,852   $34,720   $31,335
Ratio to average net assets-(A)
  Expenses (B)                                 1.56%(D)      1.48%     1.65%     1.62%     1.82%     1.96%

  Expenses-net (C)                             1.50%(D)      1.43%     1.50%     1.62%     1.82%     1.96%

Net investment income                          0.66%(D)      0.63%     0.38%     0.76%     1.23%     0.76%

Portfolio turnover rate                       26.55%       108.36%    95.93%    98.80%   137.32%    99.66%
Average brokerage commissions per
   share                                   $ 0.0900       $0.0883        --        --        --        --

(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by .03% on an annualized basis in 1997, 0.4% by 1996, and 0.06% in 1995.
(B) Expense ratio has been increased to include additional custodian fees since 1995 which were offset by custodian fee credits. Prior to 1995 custodian fee credits reduced expense ratios.
(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.
(D) Annualized

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO THE FINANCIAL STATEMENTS
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES -- Vontobel U.S. Value Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established March 30, 1990 as a series of VFI which has allocated to the Fund 50,000,000 shares of its 500,000,000 shares of $.01 par value common stock. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

The investment objective of the fund is to achieve long-term capital returns in excess of the broad market by investing in a continuously managed portfolio of U.S. equity securities.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term investments (securities with a remaining maturity of sixty days or less) are valued at cost which, when combined with accrued interest, approximates market value.

B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. SECURITY TRANSACTIONS AND DIVIDENDS. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

D. DEFERRED ORGANIZATIONAL EXPENSES. All of the expenses of VFI incurred in connection with its organization and the public offering of its shares have been assumed by the series funds of VFI. The organization expenses allocable to Vontobel U.S. Value Fund are being amortized over a period of fifty-seven (57) months. Reorganization costs assumed in the acquisition of Centurion Growth Fund amounted to $90,899 and will be amortized over a period of five (5) years.

E. ACCOUNTING ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS -- Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA Inc. ("VUSA") provides investment services for an annual fee of 1.0% of the first $100 million of average daily net assets and .75% on average daily net assets over $100 million. VUSA will reimburse the Fund, to the extent of its advisory fee, to limit the Fund's aggregate annual operating expenses (excluding taxes, brokerage commissions and amortization of organization expenses), to the lowest applicable percentage limitation prescribed by any state in which the Fund's shares are qualified for sale. VUSA has agreed to reduce its management fee by $22,500 per year for four years commencing January 1, 1995.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent, $94,679 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $20,602 for its services for the six months ended June 30, 1997.

Certain officers and/or directors of the Fund are also officers and/or directors of CSS and FSI.

NOTE 3-PURCHASES AND SALES OF SECURITIES -- Purchases and sales of securities other than short-term notes aggregated $26,325,847 and $20,748,314, respectively. The Custodian has provided credits in the amount of $23,330 against custodian and accounting charges based on credits on uninvested cash balances of the Fund.

NOTE 4-DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distribution differences are primarily due to differing treatments for equalization and post-October capital losses.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

          VONTOBEL INTERNATIONAL EQUITY FUND - SEMI-ANNUAL REPORT 1997

Dear Shareholder:

At June 30, the fund's closing NAV stood at $20.41, and net assets totaled $165,914,310. The fund gained 9.4% for the second quarter, vs. the MSCI EAFE Index at 12.9%. For the first half of 1997, the fund produced a total return of 12%, vs. the benchmark at 11.2%.

Falling interest rates, strengthening balance sheets and a change in the attitude of corporate management toward shareholders were some of the factors that helped to spur strong returns in Europe and Latin America during the second quarter. Asian markets continued their falling trend due to structural issues like currency risk, interest rate pressure, falling levels of corporate profitability, and weakening export demand from Europe and Japan. Overall, this did not affect the fund's performance since we had already reduced most of our exposure to the peripheral Asian markets.

The major continental European markets are close to being fully valued after a double-digit run-up in equity prices year to date, e.g., France +23%, Germany +29%, Switzerland +44%, the Netherlands +35% (in local currency terms). In view of this outperformance, we have started to raise cash, but are maintaining an overweight in the Netherlands, Sweden and Switzerland. Based on our top-down and bottom-up analyses, 8 out of 14 European markets still have the potential to produce returns in the low teens over the next 12 months. The UK market was restrained by political uncertainty and concerns about interest rate moves. The Labor Party's election win after 18 years of Tory rule should not impact the UK's success in attracting global capital due to its highly skilled labor force and well-regulated business environment. The economy hasn't looked this rosy since the 1980's, as reflected by the strength of the sterling and the potential risk of further interest rate hikes. Corporate profits are strong while stock market sentiment is quite weak, which is a good combination for maintaining a full weighting in the UK.

The Japanese economy is showing growth of around 1% for 1997 after four years of recession. Due to corporate restructuring, cost controls and sales growth, the operating environment for large- and mid-size corporations in the manufacturing sector is generating large amounts of cash flow. For most companies we own, free cash flow is increasing at about 40% relative to the last peak prior to the 1989 bubble. Valuation ratios in the Japanese market are still giving mixed signals: PCF 10X, PB 2.2X and PE 42X (ex-financials and utilities). Earnings, however, continue to be strong and over the next 12 months should grow by about 38% for the Topix Index. Our allocation to this market has increased to 29%, v. 23% at year end.

The US dollar remained extremely strong against the major European currencies with the exception of the pound sterling; the fund benefitted from our unhedged position in the latter. We maintained hedges on the German mark, French franc and Swiss franc. Our hedge against the yen worked against us, as noted above, in view of the yen's strong appreciation during the quarter.

Fabrizio Pierallini, Fund Manager
Rajiv Jain, Associate Fund Manager
July 17, 1997

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                    SINCE     INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS   INCEPTION     DATE
                                                     ------   -------   -------   ---------   ---------
Vontobel International Equity Fund*................  19.47%    13.13%    12.98%     10.78%**    7/6/90

 * On February 26, 1997 the Board of Directors of Vontobel Funds, Inc. approved changing the name of the Vontobel EuroPacific Fund series to the Vontobel International Equity Fund.

** On July 6, 1990, the Fund's current investment adviser was appointed and the Fund's investment objective was changed to its current status. Average annual total return of 7.20% for the ten-year period since January 1, 1987 includes that of the Fund's predecessor, the Tyndall-Newport Global Growth Fund (1/1/87-7/6/90).

 Past performance cannot guarantee future results. Investment return and share price will fluctuate and redemption value may be more or less than original cost.

 Investing in foreign securities involves special risk considerations which normally are not associated with investing in United States securities, such as: political or social instability; changes in currency rates; costs incurred in connection with conversions between various currencies; availability of less financial information than comparable United States companies; and, lack of uniform accounting, auditing and financial reporting requirements. Please review the Fund's prospectus for a complete discussion of foreign investments.

VONTOBEL INTERNATIONAL EQUITY FUND                                       INDUSTRY PERCENTAGE
06/30/97                                                                 BASED ON NET ASSETS
---------------------------------------------------------------------    --------------------
Industrial/Machines/Electronics                                                           11%
Pharmaceutical/Medical Products                                                           11%
Consumer Goods                                                                            10%
Banking                                                                                    9%
Miscellaneous                                                                              9%
Insurance                                                                                  6%
Auto/Automotive                                                                            5%
Retail                                                                                     5%
Financial                                                                                  4%
Food                                                                                       4%
Oil                                                                                        4%
Publishing/Broadcasting/Telecommunications                                                 4%
Conglomerate/Diversified                                                                   3%
Shipping/Trading                                                                           3%
Chemicals                                                                                  2%
Metal                                                                                      2%
Utility                                                                                    2%
                                                                         --------------------
                                                                                          94%

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           June 30, 1997 (Unaudited)

  NUMBER                                                                                        MARKET
OF SHARES    DESCRIPTION                                                                        VALUE
----------   ------------------------------------------------------------------------------  ------------
             COMMON STOCKS AND WARRANTS: 93.92%
             BELGIUM 0.82%
     6,700   Barco NV NPV* (Conglomerate)                                                    $  1,357,433
                                                                                             ------------
             FINLAND 0.64%
    20,000   Cultor Oy Ser '2' (Food -- Process)                                                1,060,278
                                                                                             ------------
             FRANCE 8.07%
    40,000   AXA S A (Insurance)                                                                2,487,791
    12,000   Bic (Consumer Goods)                                                               1,962,326
     2,870   Carrefour (Merchandising)                                                          2,084,360
    24,000   Dassault Systemes SA* (Aerospace & Military Technology)                            1,702,997
    11,000   Generale des Eaux (Utility -- Water)                                               1,409,464
     6,500   Generale des Eaux Wts 5/2/2001 (Utility -- Water)                                      3,893
    26,000   Scor (Reinsurance)                                                                 1,046,778
    17,315   Total SA Cl B (Oil)                                                                1,750,151
    15,135   Valeo (Automobile)                                                                   940,030
                                                                                             ------------
                                                                                               13,387,790
                                                                                             ------------
             GERMANY 6.78%
    18,000   Adidas AG (Consumer Goods)                                                         1,992,087
    50,000   Bayer AG (Chemicals)                                                               1,921,555
     1,400   Bayerische Motoren Werk (Automobile)                                               1,158,438
     7,900   CKAG Colonia Konzern AG (Insurance)                                                  729,341
    16,500   GEHE AG (Pharmaceutical)                                                           1,125,925
     6,500   SAP AG Pfd. (Computer Software)                                                    1,349,275
    13,500   SGL Carbon AG (Chemicals)                                                          1,848,615
    20,000   Veba AG (Utility)                                                                  1,123,918
                                                                                             ------------
                                                                                               11,249,154
                                                                                             ------------

  NUMBER                                                                                        MARKET
OF SHARES    DESCRIPTION                                                                        VALUE
----------   ------------------------------------------------------------------------------  ------------
             GREAT BRITAIN 17.99%
     1,198   BAA ORD (Transportation -- Miscellaneous)                                             11,039
    25,454   British Petroleum PLC Spons ADR (Petroleum)                                        1,905,868
   133,149   CRH ORD (Construction)                                                             1,394,827
   210,000   Dixons Group PLC (Retail)                                                          1,632,571
    51,304   Emi Group PLC (Leisure & Rec. Products)                                              922,382
   120,000   General Accident ORD (Insurance)                                                   1,747,935
   128,495   GKN ORD (Automobile)                                                               2,212,854
   100,219   HSBC Holdings ORD (Banking)                                                        3,083,937
   160,000   Lloyds TSB Group ORD (Finance -- Consumer Loans)                                   1,643,392
   250,000   Mirror Group PLC (Publishing)                                                        782,409
    50,209   Misys PLC (Computer Services)                                                      1,129,205
   120,000   Norwich Union PLC 144A (Insurance)                                                   638,246
   150,000   Powerscreen International (Industrial Components)                                  1,640,562
   134,013   Provident Financial PLC (Financial)                                                1,249,312
   340,000   Rentokil Initial PLC (Diversified)                                                 1,194,256
   110,000   Reuters Holdings (Publishing)                                                      1,159,131
   390,000   Shell Transport & Trading Regd (Oil)                                               2,658,609
   136,640   Siebe (Multi-Industry)                                                             2,315,590
   120,000   Smiths Industries ORD (Machinery & Engineering)                                    1,534,188
    30,000   Zeneca Group PLC ORD (Medical -- Drugs)                                              991,828
                                                                                             ------------
                                                                                               29,848,141
                                                                                             ------------
             IRELAND 3.00%
   264,869   Allied Irish Banks PLC (Banking)                                                   2,019,448
    36,600   Elan Corp. ADR* (Medical Products)                                                 1,656,150
   261,812   Greencore Group (Food -- Process)                                                  1,294,440
                                                                                             ------------
                                                                                                4,970,038
                                                                                             ------------
             NETHERLANDS 7.06%
    18,162   Aegon N V ADR (Insurance)                                                          1,272,475
    14,427   Aegon NV (Insurance)                                                               1,006,844
   140,000   Elsevier NV (Publishing)                                                           2,339,200
    32,290   Hagemeyer NV (Wholesale & International Trade)                                     1,667,905
    32,484   Ing Groep NV (Financial Services)                                                  1,497,557
     9,000   Oce-Van Der Grinten NV (Data Processing)                                           1,160,838
    50,632   Vendex International NV (Merchandising)                                            2,772,675
                                                                                             ------------
                                                                                               11,717,494
                                                                                             ------------

  NUMBER                                                                                        MARKET
OF SHARES    DESCRIPTION                                                                        VALUE
----------   ------------------------------------------------------------------------------  ------------
             NORWAY 0.54%
    35,000   Smedvig As Sponsored ADR B* (Oil)                                                    892,500
                                                                                             ------------
             SPAIN 0.74%
     5,000   BCO Popular ESP REG (Banking)                                                      1,224,750
                                                                                             ------------
             SWEDEN 5.36%
     7,700   Assa Abloy Paid Subs Sh (Metal Processors & Fabrication)                             157,532
    77,000   Assa Abloy Series 'B' (Metal Processors & Fabrication)                             1,575,323
   106,666   Astra Ab Ser B Free (Pharmaceutical)                                               1,885,300
    35,000   Autoliv Inc (Automotive)                                                           1,369,375
    40,000   Ericsson (LM) Tele Series B Free (Electrical & Electronics)                        1,577,136
    45,000   Hennes & Mauritz B Free (Merchandising)                                            1,584,905
    24,000   Om Gruppen AB (Financial Services)                                                   745,837
                                                                                             ------------
                                                                                                8,895,408
                                                                                             ------------
             SWITZERLAND 7.60%
     1,500   Nestle AG Reg (Food)                                                               1,978,090
     4,200   Pharma Vision (Pharmaceuticals)                                                    2,401,232
       600   Roche Holding AG Wts 5/05/98* (Medical)                                               46,012
       600   Roche Holdings Genusscheine DRC (Pharmaceutical)                                   5,424,855
     2,414   Union Bank of Switzerland Bearer (Banking)                                         2,760,273
                                                                                             ------------
                                                                                               12,610,462
                                                                                             ------------
             AUSTRALIA 0.56%
    65,000   National Australia Bank Ltd (Banking)                                                931,014
                                                                                             ------------
             HONG KONG 1.84%
   225,000   Dah Sing FCL Services (Financial Services)                                         1,243,014
   150,000   Sun Hung Kai Properties (Real Estate)                                              1,800,627
                                                                                             ------------
                                                                                                3,043,641
                                                                                             ------------
             JAPAN 29.14%
   100,500   Bank Of Tokyo-Mitsubishi (Banking)                                                 2,016,840
   130,000   Bridgestone Corporation (Tire & Rubber)                                            3,017,189
    65,000   Canon, Inc. (Office Equipment)                                                     1,769,479

  NUMBER                                                                                        MARKET
OF SHARES    DESCRIPTION                                                                        VALUE
----------   ------------------------------------------------------------------------------  ------------
    85,750   Credit Saison Co. (Retail)                                                         2,094,931
   125,400   Ezaki Glico Co. (Food & Household Products)                                        1,126,970
    74,000   Fuji Photo Film Co. (Consumer Goods)                                               2,976,529
    35,000   Hitachi Maxell (Audio/Video Products)                                                867,289
    39,000   Hoya Co. (Glass Products)                                                          1,735,451
    24,000   Ito-Yokado (Retail)                                                                1,392,549
    75,000   Jusco Co. (Retail)                                                                 2,532,502
   195,000   Komatsu Ltd. (Machinery & Engineering)                                             1,582,323
    17,000   Kyocera Corp. (Electronics)                                                        1,349,795
   380,000   Mitsubishi Heavy Industries (Shipping)                                             2,914,405
   200,000   Mitsui & Co. (Trading)                                                             1,919,553
    32,500   Murata Manufacturing Co. (Manufacturing)                                           1,293,080
    90,000   Nikko Securities (Finance)                                                           553,617
   590,000   Nippon Steel Corp. (Steel)                                                         1,884,129
        35   NTT Data Corp. (Telecommunications)                                                1,352,849
   100,000   Omron Corp. (Machinery)                                                            2,120,234
    32,000   Rohm Co. (Electronics)                                                             3,294,650
    18,000   SMC (Machines)                                                                     1,520,286
    23,000   Sony Corp. (Electronics)                                                           2,004,799
    77,000   Taisho Pharmaceutical (Pharmaceutical)                                             2,075,997
    80,000   Takeda Chemical Industries (Medical -- Drugs)                                      2,247,622
    60,000   Tokyo Broadcasting (Broadcasting)                                                  1,230,259
   220,000   Yasuda Fire & Marine Insurance (Insurance)                                         1,478,056
                                                                                             ------------
                                                                                               48,351,383
                                                                                             ------------
             MALAYSIA 1.68%
   150,000   Malayan Banking BHD (Banking)                                                      1,574,880
    67,500   Telekom Malaysia (Telecommunications)                                                315,571
   125,000   United Engineers (Conglomerate)                                                      901,347
                                                                                             ------------
                                                                                                2,791,798
                                                                                             ------------
             PHILIPPINES 0.53%
   177,450   Manila Electric 'B' (Utility)                                                        874,602
                                                                                             ------------

  NUMBER                                                                                        MARKET
OF SHARES    DESCRIPTION                                                                        VALUE
----------   ------------------------------------------------------------------------------  ------------
             SINGAPORE 0.59%
   100,000   City Developments (Real Estate)                                                      979,226
                                                                                             ------------
             THAILAND 0.41%
   100,000   Bangkok Bank (Foreign) (Banking)                                                     687,126
                                                                                             ------------
             BRAZIL 0.57%
 1,250,000   Brahma PN (Beverage)                                                                 952,116
                                                                                             ------------
             TOTAL INVESTMENTS:
             (Cost: $114,623,797)**                                       93.92%              155,824,354
             Other assets, net                                             6.08%               10,089,956
                                                                         ------              ------------
             NET ASSETS                                                  100.00%             $165,914,310
                                                                         ------              ------------
                                                                         ------              ------------

 *Non-income producing
**Cost for Federal income tax purposes is $114,623,797 and consists of:

             Gross unrealized appreciation                                                   $ 46,687,601
             Gross unrealized depreciation                                                     (5,487,044)
                                                                                             ------------
             Net unrealized appreciation                                                     $ 41,200,557
                                                                                             ------------
                                                                                             ------------
ADR -- Security represented is held by the custodian bank in the form of American Depository Receipts.

                     FORWARD CURRENCY CONTRACTS OUTSTANDING
                                 June 30, 1997

                                                    FACE VALUE     CONTRACT   DELIVERY   APPRECIATION/
                                                   (U.S. DOLLAR)    PRICE       DATE     (DEPRECIATION)
                                                   -------------   --------   --------   --------------
French Franc                                          1,050,788        5.71   09/08/97    $    (27,728)
French Franc                                          4,903,678        5.71   09/08/97        (129,397)
French Franc                                          6,113,537        5.72   10/16/97         114,440
Deutsche Mark                                        14,787,649        1.69   09/08/97        (350,104)
Deutsche Mark                                        17,637,203        1.70   10/16/97         292,999
Japanese Yen                                         21,876,315      118.85   09/08/97         177,099
Japanese Yen                                         21,170,053      122.81   10/16/97      (1,877,231)
Swiss Franc                                           6,874,742        1.45   09/08/97        (217,456)
Swiss Franc                                           8,333,912        1.43   10/16/97           7,157
                                                                                         --------------
                                                                                          $ (2,010,221)
                                                                                         --------------
                                                                                         --------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------

ASSETS
   Investments at value (identified cost of $114,623,797)(Notes 1 &
      3)                                                                                  $155,824,354
   Cash (including foreign currencies)                                                      11,461,242
   Receivables
      Capital stock sold                                                       137,102
      Dividends and interest                                                   417,881
      Receivable for forward currency contracts                            102,747,877
      Investments sold                                                         979,934     104,282,794
                                                                          ------------
   Other assets                                                                                 23,322
                                                                                          ------------
         TOTAL ASSETS                                                                      271,591,712
                                                                                          ------------
LIABILITIES
   Payables
      Forward currency contracts payable
         at market value-proceeds $102,747,877                             104,758,098
      Investment management fees                                               122,309
      Capital stock redeemed                                                   249,142
      Securities purchased                                                     373,475     105,503,024
                                                                          ------------
   Accrued expenses                                                                            174,378
                                                                                          ------------
         TOTAL LIABILITIES                                                                 105,677,402
                                                                                          ------------
NET ASSETS                                                                                $165,914,310
                                                                                          ------------
                                                                                          ------------
NET ASSET VALUE, OFFERING
AND REDEMPTION PRICE PER SHARE
($165,914,310 / 8,130,699 shares outstanding)                                             $      20.41
                                                                                          ------------
                                                                                          ------------
At June 30, 1997 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:

   Paid in capital                                                                        $112,826,840
   Undistributed net investment income                                                         226,158
   Net unrealized gain on investments and currency transactions                             39,195,484
   Undistributed net realized gains on investments and foreign currencies                   13,665,828
                                                                                          ------------
   Net Assets                                                                             $165,914,310
                                                                                          ------------
                                                                                          ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME
   Income:
      Interest                                                              $    1,123
      Dividend (Net of foreign
         tax withheld of $162,424)                                           1,396,985
                                                                            ----------
      Total income                                                                          $ 1,398,108
                                                                                            -----------
   Expenses:
      Investment management fees (Note 2)                                      691,016
      Custodian and accounting fees (Note 3)                                   140,000
      Transfer agent fees (Note 2)                                              37,384
      Recordkeeping and administrative services (Note 2)                       156,904
      Legal and audit fees                                                      64,475
      Filing fees and registration (Note 2)                                     17,161
      Shareholder servicing and reports (Note 2)                                25,903
      Other                                                                    179,107
                                                                            ----------
   Total expenses                                                                             1,311,950
   Custodian fee waiver                                                                        (140,000)
                                                                                            -----------
   Expenses, net                                                                              1,171,950
                                                                                            -----------
   Net investment income                                                                        226,158
                                                                                            -----------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain on investments                                                           5,959,706
   Net realized gain on foreign currency conversions and forward
      currency contracts                                                                      3,103,100
   Net increase in unrealized appreciation on investments and foreign
      currencies                                                                              8,399,573
                                                                                            -----------
   Net gain on investments                                                                   17,462,379
                                                                                            -----------
   Net increase in net assets resulting from operations                                     $17,688,537
                                                                                            -----------
                                                                                            -----------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           SIX MONTHS ENDED    YEAR ENDED
                                                                            JUNE 30, 1997     DECEMBER 31,
                                                                             (UNAUDITED)          1996
                                                                           ----------------   ------------
OPERATIONS
   Net investment income                                                     $    226,158     $    206,752
   Net realized gain on investments and foreign currencies                      9,062,806       18,362,272
   Net unrealized appreciation of investments and currencies                    8,399,573        3,375,302
                                                                           ----------------   ------------
   Net increase in net assets resulting from operations                        17,688,537       21,944,326
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ($.00 and $.03 per share, respectively)                        0         (206,752)
   Net realized gain from investment transactions ($.00 and $1.76 per
      share, respectively)                                                              0      (13,391,354)
CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) in net assets resulting from capital share
      transactions*                                                            (3,483,978)      12,858,641
                                                                           ----------------   ------------
   Net increase in net assets                                                  14,204,559       21,204,861
   Net assets at beginning of period                                          151,709,751      130,504,890
                                                                           ----------------   ------------
NET ASSETS at the end of the period (Includes undistributed net
   investment income of $226,158 and $0 respectively.)                       $165,914,310     $151,709,751
                                                                           ----------------   ------------
                                                                           ----------------   ------------

*A summary of capital share transactions follows:

                                SIX MONTHS ENDED
                                                     JUNE 30, 1997                YEAR ENDED
                                                      (UNAUDITED)              DECEMBER 31, 1996
                                                ------------------------   -------------------------
                                                  SHARES        VALUE        SHARES        VALUE
                                                ----------   -----------   ----------   ------------
Shares sold                                      1,461,714   $27,587,175    2,028,975   $ 36,708,062
Shares reinvested from distributions                     0             0      699,320     12,545,808
Shares redeemed                                 (1,652,846)  (31,071,153)  (2,020,237)   (36,395,229)
                                                ----------   -----------   ----------   ------------
Net increase (decrease)                           (191,132)  ($3,483,978)     708,058   $ 12,858,641
                                                ----------   -----------   ----------   ------------
                                                ----------   -----------   ----------   ------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------

                                  SIX MONTHS ENDED                 YEARS ENDED DECEMBER 31
                                   JUNE 30, 1997     ---------------------------------------------------
                                    (UNAUDITED)        1996       1995       1994       1993      1992
                                  ----------------   --------   --------   --------   --------   -------
Per Share Operating Performance
Net asset value, beginning of
   period                             $  18.22       $  17.13   $  16.23   $  17.22   $  12.23   $ 12.67
                                  ----------------   --------   --------   --------   --------   -------
Income from investment operations-
  Net investment income                   0.03           0.03       0.16       0.01       0.08      0.08
  Net realized and unrealized gain
     (loss) on investments                2.16           2.85       1.61      (0.92)      4.91     (0.38)
                                  ----------------   --------   --------   --------   --------   -------
     Total from investment
       operations                         2.19           2.88       1.77      (0.91)      4.99     (0.30)
                                  ----------------   --------   --------   --------   --------   -------
Less distributions-
  Distributions from net
     investment income                    0.00          (0.03)     (0.17)     (0.08)      0.00     (0.08)
  Distributions from realized
     gains on investments                 0.00          (1.76)     (0.70)      0.00       0.00      0.00
  Distributions in excess of
     realized gains                       0.00           0.00       0.00       0.00       0.00     (0.06)
                                  ----------------   --------   --------   --------   --------   -------
     Total distributions                  0.00          (1.79)     (0.87)     (0.08)      0.00     (0.14)
                                  ----------------   --------   --------   --------   --------   -------
Net asset value, end of period        $  20.41       $  18.22   $  17.13   $  16.23   $  17.22   $ 12.23
                                  ----------------   --------   --------   --------   --------   -------
                                  ----------------   --------   --------   --------   --------   -------

Total Return                             12.04%         16.98%     10.91%     (5.28)%    40.80%    (2.37)%
Ratios/Supplemental Data
Net assets, end of period (000's)     $165,914       $151,710   $130,505   $138,174   $136,932   $47,761
Ratio to average net assets-
  Expenses (A)                            1.72%*         1.60%      1.63%      1.54%      1.77%     1.98%
  Expenses-net (B)                        1.54%*         1.39%      1.53%      1.54%      1.77%     1.98%
Net investment income                     0.30%*         0.15%      0.41%      0.08%      0.85%     0.79%
Portfolio turnover rate                  21.12%         54.58%     68.43%     34.04%     10.66%    27.42%
Average commission rate paid per
   share                              $ 0.0405       $ 0.0279         --         --         --        --

* Annualized
(A) Expense ratio has been increased to include additional custodian fees since 1995 which were offset by custodian fee credits. Prior to 1995, custodian fee credits reduced expense ratios.
(B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO THE FINANCIAL STATEMENTS
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES -- The Vontobel International Equity Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in December, 1984 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The investment objective of the Fund is to achieve capital appreciation by investing in a continuously managed diversified portfolio of equity securities.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. SECURITY TRANSACTIONS AND DIVIDENDS. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

D. CURRENCY TRANSLATION. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. FORWARD CURRENCY CONTRACTS. Forward sales of currencies are undertaken to hedge certain assets denominated in currencies that Vontobel USA, Inc. ("VUSA"), the Fund's investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

F.  DISTRIBUTION  TO  SHAREHOLDERS.  Distribution  from  investment  income  and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and futures, equalization and post-October capital and currency losses.

G. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS -- Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc. ("VUSA") provides investment services for an annual fee of 1.0% on the first $100 million of average daily net assets and .75% on average daily net assets over $100 million.

VUSA will reimburse the Fund, to the extent of its management fee, to limit the Fund's aggregate annual operating expenses (excluding taxes and brokerage commissions), to the lowest applicable percentage limitation prescribed by any state in which the Fund's shares are qualified for sale. For the six months ended June 30, 1997, no reimbursement was necessary.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $159,608 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $13,868 for its services for the six months ended June 30, 1997.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY -- Purchases and sales of securities other than short-term notes aggregated $30,044,652 and $30,010,442, respectively. The Custodian has provided credits in the amount of $140,000 against custodian and accounting charges based on credits on uninvested cash balances of the Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                    VONTOBEL EASTERN EUROPEAN EQUITY FUND -
                            SEMI-ANNUAL REPORT 1997

Dear Shareholder:

Vontobel Eastern European Equity Fund produced a total return of 3.9% for the 2nd quarter and 21% for the first half of 1997, vs. the -11.8% and -7.6% returns of the Nomura Research Inc. Eastern European Index (ex-Russia) for the same periods. Russia and Hungary were among the world's best-performing markets during the first half (up over 130% and 40% respectively). The region's other core markets, Poland and the Czech Republic, suffered from a combination of deteriorating fundamentals and depreciation of their respective currencies, the zloty and the koruna. Thus, Poland's 5% local currency gain became an 8% US$ loss and the Czech Republic's -7% local currency return deepened into a 22% loss for US$ investors. Despite this mixed regional performance, the bull stampede on Wall Street boosted capital inflows into these markets, and fund assets increased by over 200% from $61.4 million to $188.1 million over the period.

The Fund's composition has changed dramatically over the last 6 months. At year end 75% of the fund's assets were invested in the core markets of Hungary, Poland and the Czech Republic. Since then we reduced our weighting in Poland by over one-third, while our weighting in Russia has grown from 16% to 27%. At June 30 Russia and Hungary alone accounted for 62% of total assets. In the Czech Republic, we ended the quarter with only one position accounting for .5% of portfolio assets v. 8% at year end; we have since sold that position. What we've been predicting over the past year has finally come to pass, the Czech Republic is in major turmoil. Its central bank has pegged the Czech koruna to the German mark, effectively devaluing the currency by 10%. However, the government has as yet failed to address fundamental structural and regulatory issues, and is still willing to pay the price of low productivity in order to maintain the social desideratum of high employment.

The only constant in the fund's asset allocation year to date is Hungary, in whose market we have maintained a 35% weighting, in keeping with its position as the regional leader in privatization of its economy. Thanks to its successful restructuring, as evidenced by robust corporate earnings, inflation and interest rates are coming down, giving further support to solid top-line and earnings growth. The improving economic fundamentals easily translate into growing support for the government, which as yet faces no real challenge for next year's election. Local and foreign investor interest in this market remains unabated, as recently demonstrated by the hugely successful secondary offerings of MOL, the national oil and gas company, and Richter, a leading pharmaceutical company with booming sales to Russia (both fund holdings). The Hungarian market also benefited from a flight to quality precipitated by the market weakness in the Czech Republic and Poland year to date, exacerbated by the extensive damage wrought by the worst flooding in both countries in this century.

In addition, we enlarged our investment universe in the first quarter to include Slovenia and the Baltic republics of Estonia and Lithuania, and in the second quarter, Romania. Two of these countries, Estonia and Slovenia, were deemed worthy enough by the European Union to be included with Poland, Hungary and the Czech Republic on the fast track for EU membership. Exposure to these three new peripheral markets, together with our longstanding position in Croatia, accounts for about 10.5% of portfolio assets.

From a stock selection perspective, we remain confident about the long-term prospects of our top core holdings in Hungary. In addition to MOL and Richter, they include Pannonplast, a high-growth plastic product manufacturer, and Graboplast, which has successfully converted itself from an artificial leather and PVC floor covering manufacturer into a home improvement product company. Both companies are good plays on the regional construction boom. Scala, our largest position in Hungary, has grown from a Budapest-based software distributor into a global emerging market business software company over the last five years. In Poland the construction sector has been an excellent performer so far, but companies that can take advantage of the post-flood reconstruction, like Mostostal Zabrze, are expected to continue to do well despite the market's overall sluggishness. Given its size, natural resources and potential, Russia has become the focal point of investors in the region. Our largest sector weighting is in energy stocks, among them Lukoil, one of the world's largest integrated oil companies, Irkutskenergo, one of the few independent utilities with a modern hydropower station, and Mosenergo, Moscow's utility, which together account for about 30% of our Russian allocation.

Eastern European equity markets have been the best-performing markets in the world in the past 18 months and, we believe that the fundamental arguments for investing in this region remain intact: diversification of international equity portfolios and relative growth differential at attractive valuation levels.

We are pleased to report that, as a result of strong investor response to Vontobel's Eastern European fund products, the Zurich-based Eastern European investment team has been expanded to six members. We take this opportunity to announce that Luca Parmeggiani will become lead manager of the fund effective October 1 in replacement of Arpad Pongracz, who is leaving the mutual fund industry to join Soros Management in London. Mr. Parmegianni formerly managed the closed-end Polish Investment Fund and LO Invest Eastern Europe Fund of Geneva-based Lombard Odier.

Arpad Pongracz, Fund Manager
July 16, 1997

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                       SINCE     INCEPTION
                                                        1 YEAR   3 YEARS   5 YEARS   INCEPTION     DATE
                                                        ------   --------  --------  ---------   ---------
Vontobel Eastern European Equity Fund.................  31.48%     n.a.      n.a       53.44%     2/15/96

 Past performance cannot guarantee future results. Investment return and share price will fluctuate and redemption value may be more or less than original cost.

 Investing in foreign securities involves special risk considerations which normally are not associated with investing in United States securities, such as: political or social instability; changes in currency rates; costs incurred in connection with conversions between various currencies; availability of less financial information than comparable United States companies; and, lack of uniform accounting, auditing and financial reporting requirements. Please review the Fund's prospectus for a complete discussion of foreign investments.

 VONTOBEL EASTERN EUROPEAN EQUITY FUND                                   INDUSTRY PERCENTAGE
 06/30/97                                                                BASED ON NET ASSETS
---------------------------------------------------------------------    --------------------
 Oil/Gas                                                                                  17%
 Pharmaceutical                                                                           15%
 Banking                                                                                  12%
 Other/Miscellaneous                                                                      10%
 Construction                                                                              9%
 Financials                                                                                6%
 Telecom                                                                                   5%
 Chemicals                                                                                 4%
 Software                                                                                  4%
 Utility                                                                                   4%
 Food                                                                                      3%
 Consumer Goods                                                                            2%
 Hotel                                                                                     2%
                                                                         --------------------
                                                                                          91%

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           June 30, 1997 (Unaudited)

  NUMBER                                                                                        MARKET
OF SHARES     DESCRIPTION                                                                        VALUE
-----------   ------------------------------------------------------------------------------  -----------
              COMMON STOCK AND WARRANTS: 91.43%
              CROATIA 4.91%
   357,400    Pliva D D GDR (Pharmaceutical)                                                  $ 5,807,750
   107,000    Zagrebacka Banka GDR (Banking)                                                    3,424,000
                                                                                              -----------
                                                                                                9,231,750
                                                                                              -----------
              CZECH REPUBLIC 0.51%
    36,750    Central European Media Class A* (Media & Entertainment)                             955,500
                                                                                              -----------
              ESTONIA 1.55%
     8,450    Baltic Republic Fund (Other)                                                      1,926,600
 1,206,800    Britannic Group PLC (Timber)                                                        994,435
                                                                                              -----------
                                                                                                2,921,035
                                                                                              -----------
              HUNGARY 35.29%
    60,000    BorsodChem Rt. (Chemicals -- Plastics)                                            2,401,410
   144,680    Danubus Hotel & Spahuf* (Hotel)                                                   4,276,313
    98,882    Egis Rt. (Pharmaceutical)                                                         6,309,988
     5,000    Egis Rt. EDR (Pharmaceutical)                                                       317,500
   105,000    Euronet Services, Inc. (Financial -- Other Services)                              1,161,563
    47,000    Gedeon Richter Ltd. (Pharmaceutical)                                              4,328,171
    61,822    Gedeon Richter Ltd GDR (Pharmaceutical)                                           5,533,069
    84,260    Graboplast Rt Regd (Construction Material)                                        3,959,565
     7,846    Inter Europa Bank (Financial)                                                     1,948,250
   100,000    MOL Rt. (Oil & Gas)                                                               2,216,111
   209,230    MOL GDR (Oil & Gas)                                                               4,833,213
   100,000    Mezogep Rt. (Automotive & Machinery)                                              1,575,308
    75,000    OTP Bank (Banking)                                                                2,002,510
   128,500    OTP Bank GDR (Banking)                                                            3,341,000
    99,122    Pannonplast (Construction Material)                                               4,975,553
    45,865    Pick Szeged Ord Bearer (Food -- Meat Products)                                    3,526,852
    29,500    Primagaz Hungaria Co. Ltd. (Gas)                                                  1,606,814
    41,500    Scala ECE Bearer* (Software)                                                      6,929,904
    50,000    Tiszai Vegyi Kombinat (Chemicals)                                                   873,094

  NUMBER                                                                                        MARKET
OF SHARES     DESCRIPTION                                                                        VALUE
-----------   ------------------------------------------------------------------------------  -----------
   100,000    Tiszai Vegyi Kombinat GDR (Chemicals)                                             1,750,000
    65,180    Zalakeramia AG (Construction Material)                                            2,523,456
                                                                                              -----------
                                                                                               66,389,644
                                                                                              -----------
              LITHUANIA 1.11%
    27,000    Birzai Milk Spon. GDR (Food -- Dairy)                                               621,000
    25,000    Vilniaus Bankas AB GDR (Banking)                                                  1,462,500
                                                                                              -----------
                                                                                                2,083,500
                                                                                              -----------
              POLAND 18.39%
    67,000    Agros Holdings Series C* (Consumer Goods)                                         1,783,813
     3,000    Bank Handlowy W Warszawie GDR (Banking)                                              36,750
    15,000    Bank Handlowy W Warszawie (Banking)                                                 172,980
    38,584    Bank Przemyslowo Handlowy (Banking)                                               1,896,034
    60,000    Bank Rozwoju Eksportu SA (Banking)                                                1,259,699
    27,000    Bank Slaski (Banking)                                                             1,930,625
 3,030,000    Big Bank (Banking)                                                                3,641,716
   156,000    Computerland Poland SA* (Technology)                                              3,844,820
    39,915    Drosed SA (Poultry)                                                               1,044,482
   210,000    Elektrim SA (Engineering)                                                         1,827,476
   415,574    Exbud SA* (Construction)                                                          4,185,455
    76,822    Jelfa SA (Pharmaceutical)                                                         1,519,376
     7,770    Lentey SA (Manufacturing)                                                            76,601
   239,485    Mostostal Zabrze -- Holding SA (Construction)                                     1,318,935
    80,932    Optimus SA "A' Shares (Technology)                                                2,265,554
    60,000    Polfa Kutno SA Series A* (Pharmaceutical)                                         2,227,293
   200,000    Polifarb Cieszyn Bearer (Chemicals)                                               1,016,279
   147,500    Polifarb Wroclau (Chemicals)                                                        552,031
    29,609    Relpol SA (Electric Products -- Miscellaneous)                                      909,937
   253,771    Sokolowskie Meat Factory (Food -- Meat Products)                                    355,194
   200,000    Wielkopolski (Banking)                                                            1,144,074
   104,000    Zakalady Metali Lekkich* (Manufacturing)                                          1,582,230
                                                                                              -----------
                                                                                               34,591,354
                                                                                              -----------
              ROMANIA 1.38%
     2,500    Romanian Inv Fund (Other)                                                         2,587,500
                                                                                              -----------

  NUMBER                                                                                        MARKET
OF SHARES     DESCRIPTION                                                                        VALUE
-----------   ------------------------------------------------------------------------------  -----------
              RUSSIA 26.74%
   140,000    CSFP Norilsk Nickel Warrant 11/14/97 (Financial)                                  1,330,000
       639    CSFP Norilsk Nickel RDC (Financial)                                               6,070,500
   600,000    CSFP Certs Rostelekom Series 3 (Telecommunications)                               2,310,000
   150,000    Gazprom ADR (Gas)                                                                 2,475,000
   188,000    Irkutskenergo AO Spon. ADR (Utility)                                              3,149,000
        18    Irkutskenergo RDC (Utility)                                                         855,000
   100,000    Lukoil Oil Co Spon. ADR (Oil & Gas)                                               7,750,000
    99,300    Mosenergo AO Spon. ADR (Utility)                                                  4,120,950
     9,600    Nearmedic Austrian Certs (Pharmaceutical)                                         1,431,725
         5    Megionneftegaz GDR (Oil & Gas)                                                      187,500
        81    Megionneftegaz RDC (Oil & Gas)                                                    5,767,200
    69,500    Surgutneftegaz ADR (Oil & Gas)                                                    3,683,500
    29,538    Tatneft Spon. ADR (Oil & Gas)                                                     3,160,566
    22,500    Torgoviy Dom Gum Spon. ADR (Retail)                                               1,755,000
   164,822    Vimpel Communications Spon. ADR (Telecom)                                         6,263,236
                                                                                              -----------
                                                                                               50,309,177
                                                                                              -----------
              SLOVENIA 1.57%
    87,600    SKB Banka D D GDR (Banking)                                                       2,956,500
                                                                                              -----------

              TOTAL INVESTMENTS:
              (Cost: $156,356,543) **                                        91.43%       172,025,960
              Other assets, net                                               8.57%        16,122,970
                                                                            ------       ------------
              NET ASSETS                                                    100.00%      $188,148,930
                                                                            ------       ------------
                                                                            ------       ------------

  *Non-income producing
 **Cost for Federal income tax purposes is $156,356,543 and consists of:

            Gross unrealized appreciation                                                      $23,743,983
            Gross unrealized depreciation                                                       (8,074,566)
                                                                                               -----------
            Net unrealized appreciation                                                        $15,669,417
                                                                                               -----------
                                                                                               -----------

 ADR -- Security represented is held by the custodian bank in the form of American Depository Receipts.
 GDR -- Security represented is held by the custodian bank in the form of Global Depository Receipts.
 RDC -- Security represented is held by the custodian bank in the form of Russian Depository Certificates.

 SEE NOTES TO FINANCIAL STATEMENTS

 STATEMENT OF ASSETS AND LIABILITIES
 June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------

 ASSETS
    Investments at value (identified cost of $156,356,543)(Notes 1 & 3)                    $172,025,960
    Cash (including foreign currencies)                                                      13,894,950
    Receivables
       Capital stock sold                                                     2,118,488
       Dividend & interest                                                      525,306
       Investments sold                                                       4,300,000
                                                                              ---------
                                                                                              6,943,794
    Organization                                                                                 53,302
    Other assets                                                                                154,274
                                                                                           ------------
          TOTAL ASSETS                                                                      193,072,279
                                                                                           ------------
 LIABILITIES
    Payables
       Securities purchased                                                   4,731,880
       Investment management fees                                               183,871
       Other                                                                      1,435
                                                                              ---------
                                                                                              4,917,186
    Accrued expenses                                                                              6,163
                                                                                           ------------
          TOTAL LIABILITIES                                                                   4,923,349
                                                                                           ------------
 NET ASSETS                                                                                $188,148,930
                                                                                           ------------
                                                                                           ------------
 NET ASSET VALUE, OFFERING
 AND REDEMPTION PRICE PER SHARE
 ($188,148,930 / 10,442,725 shares outstanding)                                            $      18.02
                                                                                           ------------
                                                                                           ------------
 At June  30,  1997  there  were  50,000,000  shares  of $.01  par  value  stock authorized and the components of net assets are:
    Paid in capital                                                                        $166,235,127
    Net unrealized gain on investments and currency transactions                             15,669,310
    Undistributed gain on investments and currencies                                          6,210,037
    Undistributed net investment income                                                          34,456
                                                                                           ------------
    Net Assets                                                                             $188,148,930
                                                                                           ------------
                                                                                           ------------

 SEE NOTES TO FINANCIAL STATEMENTS

 STATEMENT OF OPERATIONS
 Six months ended June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------

 INVESTMENT INCOME
    Income:
       Interest                                                                 $     343
       Dividend (Net of foreign tax withheld of $43,552)                          953,587
       Other                                                                      561,773
                                                                                ---------
       Total income                                                                          $ 1,515,703
                                                                                             -----------
    Expenses:
       Investment management fees (Note 2)                                      1,078,905
       Organization                                                                 4,443
       Custodian and accounting fees (Note 3)                                     223,911
       Transfer agent fees (Note 2)                                                53,696
       Recordkeeping and administrative services (Note 2)                         182,298
       Legal and audit fees                                                        14,159
       Filing fees and registration (Note 2)                                       14,465
       Shareholder servicing and reports (Note 2)                                  63,217
       Other                                                                        7,153
                                                                                ---------
    Total expenses                                                                             1,642,247
    Custodian fee waiver                                                                        (161,000)
                                                                                             -----------
    Expenses, net                                                                              1,481,247
                                                                                             -----------
    Net investment income                                                                         34,456
                                                                                             -----------
 REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain on investments                                                           8,951,073
    Net realized loss on foreign currencies conversions                                       (1,632,873)
    Net increase in unrealized appreciation on investments and foreign
       currencies                                                                              7,863,259
                                                                                             -----------
    Net gain on investments                                                                   15,181,459
                                                                                             -----------
    Net increase in net assets resulting from operations                                     $15,215,915
                                                                                             -----------
                                                                                             -----------

 SEE NOTES TO FINANCIAL STATEMENTS

 STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                   SIX MONTHS ENDED
                                                                    JUNE 30, 1997      FEBRUARY 15,* TO
                                                                     (UNAUDITED)       DECEMBER 31, 1996
                                                                   ----------------    -----------------
 OPERATIONS
    Net investment gain (loss)                                       $     34,456         $  (260,396)
    Net realized gain (loss) on investments
       and foreign currencies                                           7,318,200          (1,057,304)
    Net unrealized appreciation of investments
       and currencies                                                   7,863,259           7,806,051
                                                                   ----------------    -----------------
    Net increase in net assets resulting from operations               15,215,915           6,488,351
 CAPITAL SHARE TRANSACTIONS
    Net increase in net assets resulting from capital share
       transactions**                                                 111,080,371          55,364,293
                                                                   ----------------    -----------------
    Net increase in net assets                                        126,296,286          61,852,644
    Net assets at beginning of period                                  61,852,644                   0
                                                                   ----------------    -----------------
 NET ASSETS at the end of the period
    (Includes undistributed net investment
    income of $34,456 and $0, respectively)                          $188,148,930         $61,852,644
                                                                   ----------------    -----------------
                                                                   ----------------    -----------------

  *Commencement of operations
 **A summary of capital share transactions follows:

                                               SIX MONTHS ENDED
                                                JUNE 30, 1997               FEBRUARY 15,* TO
                                                 (UNAUDITED)                DECEMBER 31, 1996
                                          --------------------------    -------------------------
                                            SHARES         VALUE         SHARES         VALUE
                                          ----------    ------------    ---------    ------------
 Shares sold                               9,068,099    $159,378,768    5,134,390    $ 69,104,233
 Shares redeemed                          (2,778,465)    (48,298,397)    (981,300)    (13,739,940)
                                          ----------    ------------    ---------    ------------
 Net increase                              6,289,634    $111,080,371    4,153,090    $ 55,364,293
                                          ----------    ------------    ---------    ------------
                                          ----------    ------------    ---------    ------------

 SEE NOTES TO FINANCIAL STATEMENTS

 FINANCIAL HIGHLIGHTS
 For a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------

                                                                    SIX MONTHS ENDED
                                                                     JUNE 30, 1997      FEBRUARY 15,* TO
                                                                      (UNAUDITED)       DECEMBER 31, 1996
                                                                    ----------------    -----------------
 Per Share Operating Performance
 Net asset value, beginning of period                                   $  14.89             $ 10.00
                                                                    ----------------    -----------------
 Income from investment operations-
    Net investment gain (loss)                                              0.00               (0.06)
    Net realized and unrealized gain on investments                         3.13                4.95
                                                                    ----------------    -----------------
 Total from investment operations                                           3.13                4.89
                                                                    ----------------    -----------------
 Net asset value, end of period                                         $  18.02             $ 14.89
                                                                    ----------------    -----------------
                                                                    ----------------    -----------------
 Total Return                                                              21.02%              48.90%
 Ratios/Supplemental Data
 Net assets, end of period (000's)                                      $188,149             $61,853
 Ratio to average net assets-
    Expenses (A)                                                            2.18%**             2.02%**
    Expenses-net (B)                                                        1.97%**             1.71%**
    Net investment gain (loss)                                              0.05%**            (1.07)%**
 Portfolio turnover rate                                                   33.82%              38.69%
 Average commission rate paid per share                                 $ 0.0219             $0.0737

 (A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
 (B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

  *Commencement of operations
 **Annualized

 SEE NOTES TO FINANCIAL STATEMENTS

 NOTES TO THE FINANCIAL STATEMENTS
 June 30, 1996 (Unaudited)
-------------------------------------------------------------------------------

 NOTE 1-SIGNIFICANT ACCOUNTING POLICIES -- The Vontobel Eastern European Equity Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in February, 1996 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

 The  objective  of the  Fund is to  seek to  achieve  capital  appreciation  by
 investing  in  a  carefully  selected  and  continuously   managed  diversified
 portfolio consisting primarily of equity securities.

 The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

 A. SECURITY VALUATION. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

 B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

 C. SECURITY TRANSACTIONS AND DIVIDENDS. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

 D. CURRENCY TRANSLATION. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

 E.  DISTRIBUTION  TO  SHAREHOLDERS.  Distribution  from  investment  income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

 F. USE OF ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER -- Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc. ("VUSA") provides investment services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million.

 VUSA will reimburse the Fund, to the extent of its management fee, to limit the Fund's aggregate annual operating expenses (excluding taxes and brokerage commissions), to the lowest applicable percentage limitation prescribed by any state in which the Fund's shares are qualified for sale.

 As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $254,030 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

 Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $53,696 for its services for the six months ended June 30, 1997.

 To discourage short term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short term investing, the Fund charges a 2% fee on such redemption of shares held less than six months. Such fees, net of cost recovery, are included in other income.

 Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

 NOTE 3-INVESTMENTS/CUSTODY -- Purchases and sales of securities other than short-term notes aggregated $178,342,864 and $47,022,463, respectively. The custodian has provided credits in the amount of $161,000 against custodian and accounting charges based on credits on uninvested cash balances of the Fund.

            VONTOBEL INTERNATIONAL BOND FUND SEMI-ANNUAL REPORT 1997

Dear Shareholder:

The fund's net asset value at the close of the first half was $10.23, producing a total return of -6.4%, vs. the -2.9% return of the J.P. Morgan Government Bond Index ex-U.S. for the period. Fears of a reversal of the downward trend in interest rates proved to have been premature in the second quarter of 1997 as evidence from virtually all four corners of the globe pointed towards the continuation of a benign inflationary environment. Both consumer and producer price inflation continued to fall in the industrialized countries and real wage gains have remained subdued. However, acceleration of monetary growth in both Britain and Germany over the past two years has cast a slight shadow on an otherwise bright inflation picture. Overall, long-term interest rates have risen only slightly in the past few months, but volatility has been high.

At June 30 the fund's currency/market allocation was as follows: Australia 7.4%, Canada 8.4%, Britain 5.4%, Ireland 3.3%, Denmark 7.9%, Germany 14.2%, France 11.3%, Italy 12.1%, Spain 7.6%, the Netherlands 6.1%, European Currency Units 12.1%. Vis a vis the benchmark we are maintaining an overweight of about 15% in continental Europe, and still have no exposure to Japan.

The U.S. currency continued to gain strength during the second quarter of the year against the major European trading currencies, but lost almost 8% against the Japanese yen. Hence, in U.S. dollar terms, the bond markets constituting the dollar bloc (Australia, Canada) together with Britain outperformed their European counterparts. Portfolio performance during the quarter continued to lag due to lack of exposure to the mighty greenback and our strategy of avoiding the Japanese market, whose 3.5% U.S. dollar return was mainly attributable to the yen's unexpected appreciation.

The outlook for European bonds is favorable. It is widely perceived that all countries willing to join the European Monetary Union will, in time, be able to do so. This implies a softer euro, with markets such as Germany and the Netherlands underperforming, and the peripheral ones (Italy, Spain, Ireland) continuing to outperform. Germany, France and the Netherlands have announced their intention to convert all of their government debt into the euro on January 1, 1999. Nonetheless, we continue our strategy of holding a basket of bonds issued in the individual component markets instead of holding investments denominated in the European Currency Unit exclusively. Expected higher economic growth would facilitate achievement of the deficit targets established in the Maastricht Treaty for all member countries of the European Union, and thus ensure that the euro will be launched successfully in early 1999. Higher growth could affect overall yield levels, but will not change relative performance patterns within Europe.

Sven Rump
Fund Manager
July 17, 1997

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                        SINCE     INCEPTION
                                                         1 YEAR   3 YEARS   5 YEARS   INCEPTION     DATE
                                                         ------   -------   --------  ---------   ---------
Vontobel International Bond Fund.......................   0.15%    6.32%      n.a.      5.71%       3/1/94

 Past performance cannot guarantee future results. Investment return and share price will fluctuate and redemption value may be more or less than original cost.

 Investing in foreign securities involves special risk considerations which normally are not associated with investing in United States securities, such as: political or social instability; changes in currency rates; costs incurred in connection with conversions between various currencies; availability of less financial information than comparable United States companies; and, lack of uniform accounting, auditing and financial reporting requirements. Please review the Fund's prospectus for a complete discussion of foreign investments.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           June 30, 1997 (Unaudited)

  PRINCIPAL                                                                                     MARKET
   AMOUNT*       DESCRIPTION                                                                     VALUE
--------------   ---------------------------------------------------------------------------  -----------
                 BONDS: 95.71%
                 AUSTRALIAN DOLLAR 7.38%
     2,100,000   Queensland Treasury Corp. 8% 14 Aug 2001
                 Corporate Bond                                                               $ 1,685,656
                                                                                              -----------
                 BRITISH POUND 5.40%
       460,000   DSL Bank 9.25% 19 Aug 2002
                 Corporate Bond                                                                   819,251
       250,000   Tokyo Electric Power 7.125% 13 May 1998
                 Corporate Bond                                                                   415,347
                                                                                              -----------
                                                                                                1,234,598
                                                                                              -----------
                 CANADIAN DOLLAR 8.41%
     1,000,000   Government of Canada 5.75% 1 Mar 1999
                 Government Bond                                                                  735,910
     1,600,000   Government of Canada 6.5% 1 June 2004
                 Government Bond                                                                1,185,097
                                                                                              -----------
                                                                                                1,921,007
                                                                                              -----------
                 DANISH KRONE 7.89%
     6,200,000   Kingdom of Denmark 9% 15 Nov 1998
                 Government Bond                                                                  996,549
     5,000,000   Kingdom of Denmark 7% 15 Dec 2004
                 Government Bond                                                                  806,229
                                                                                              -----------
                                                                                                1,802,778
                                                                                              -----------
                 DEUTSCHE MARK 14.12%
       900,000   Republic of Finland 7.5% 27 Jan 2000
                 Government Bond                                                                  560,329
     2,000,000   Republic of Germany 6.5% 14 Oct 2005
                 Government Bond                                                                1,217,730
     1,000,000   Republic of Germany 7.125% 20 Dec 2002
                 Government Bond                                                                  634,727

  PRINCIPAL                                                                                     MARKET
   AMOUNT*       DESCRIPTION                                                                     VALUE
--------------   ---------------------------------------------------------------------------  -----------
     1,250,000   KFW International Finance 7.75% 6 Oct 2004
                 Corporate Bond                                                                   814,192
                                                                                              -----------
                                                                                                3,226,978
                                                                                              -----------
                 EUROPEAN CURRENCY 12.08%
     1,000,000   EuroFima 8.5% 4 Jun 2007
                 Supranational Entities                                                         1,323,443
       500,000   France O.A.T. 10% 26 Feb 2001
                 Government Bond                                                                  662,510
       600,000   United Kingdom 9.125% 21 Feb 2001
                 Government Bond                                                                  774,932
                                                                                              -----------
                                                                                                2,760,885
                                                                                              -----------
                 FRENCH FRANC 11.35%
     6,400,000   France Telecom 7.875% 3 Mar 2003
                 Corporate Bond                                                                 1,238,373
     5,000,000   France O.A.T. 7.25% 25 Apr 2006
                 Government Bond                                                                  957,510
     2,000,000   Republic of Finland 9.25% 24 Sept 2001
                 Government Bond                                                                  398,136
                                                                                              -----------
                                                                                                2,594,019
                                                                                              -----------
                 IRISH PUNT 3.32%
       500,000   Republic of Ireland 6.25% 18 Oct 2004
                 Government Bond                                                                  757,541
                                                                                              -----------
                 ITALIAN LIRA 12.13%
 1,300,000,000   LKB Bad-Wurt FIN 10.75% 14 Apr 2003
                 Corporate Bond                                                                   909,698
 2,000,000,000   American Int'l Group 11.7% 4 Dec 2001
                 Corporate Bond                                                                 1,404,240
   700,000,000   General Electric Capital Corp 10.375% 14 June 2000
                 Corporate Bond                                                                   456,290
                                                                                              -----------
                                                                                                2,770,228
                                                                                              -----------

  PRINCIPAL                                                                                     MARKET
   AMOUNT*       DESCRIPTION                                                                     VALUE
--------------   ---------------------------------------------------------------------------  -----------
                 NETHERLAND GUILDER 6.07%
     2,400,000   Government of Netherlands 9% 15 May 2000
                 Government Bond                                                                1,386,037
                                                                                              -----------
                 SPANISH PESETA 7.56%
   190,000,000   Spanish Government 11.3% 15 Jan 2002
                 Government Bond                                                                1,581,217
    20,000,000   Spanish Government 11.45% 30 Aug 1998
                 Government Bond                                                                  145,002
                                                                                              -----------
                                                                                                1,726,219
                                                                                              -----------
                 Total Bonds:
                 (Cost: $22,929,396)                                                           21,865,946
                                                                                              -----------

                 TOTAL INVESTMENTS:
                 (Cost: $22,929,396)**                                     95.71%              21,865,946
                 Other Assets, net                                          4.29%                 979,287
                                                                          ------              -----------
                 NET ASSETS                                               100.00%             $22,845,233
                                                                          ------              -----------
                                                                          ------              -----------

 *Stated in local currencies
**Cost for Federal income tax purposes is $22,929,396 and consists of:

                 Gross unrealized appreciation                                                $   901,056
                 Gross unrealized depreciation                                                 (1,964,506)
                                                                                              -----------
                 Net unrealized depreciation                                                  $(1,063,450)
                                                                                              -----------
                                                                                              -----------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------

ASSETS
   Investments at value
      (identified cost of $22,929,396)
      (Notes 1 & 3)                                                                          $21,865,946
   Cash (including foreign currencies)                                                           284,602
   Receivables:
      Interest                                                                    684,237
                                                                                  -------
                                                                                                 684,237
   Other assets                                                                                   59,668
   Organization expense                                                                           21,953
                                                                                             -----------
         TOTAL ASSETS                                                                         22,916,406
                                                                                             -----------
LIABILITIES
   Accrued administrative fees                                                        754
   Accrued management fees                                                         70,419
                                                                                  -------
         TOTAL LIABILITIES                                                                        71,173
                                                                                             -----------
NET ASSETS                                                                                   $22,845,233
                                                                                             -----------
                                                                                             -----------
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE
($22,845,233 / 2,232,392 shares outstanding)                                                 $     10.23
                                                                                             -----------
                                                                                             -----------
At June 30, 1997 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:
   Paid in capital                                                                           $22,971,624
   Accumulated loss on investments and foreign currencies                                       (106,304)
   Undistributed net investment income                                                         1,043,928
   Net unrealized depreciation of investments and foreign currencies                          (1,064,015)
                                                                                             -----------
   Net Assets                                                                                $22,845,233
                                                                                             -----------
                                                                                             -----------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME
   Income:
      Interest                                                                   $891,677
      Total income                                                                           $   891,677
                                                                                             -----------
   Expenses:
      Investment management fees (Note 2)                                         122,619
      Organization                                                                  4,326
      Custodian fees (Note 3)                                                      14,663
      Transfer agent fees (Note 2)                                                 12,321
      Recordkeeping and administrative services (Note 2)                           24,784
      Legal and audit fees                                                         17,290
      Filing and registration fees (Note 2)                                        16,767
      Shareholder servicing and reports (Note 2)                                   11,866
      Other                                                                         1,016
                                                                                 --------
                                                                                                 225,652
   Custodian fee waiver                                                                          (14,663)
   Management fee waiver                                                                         (42,751)
                                                                                             -----------
   Expenses, net                                                                                 168,238
                                                                                             -----------
   Net investment income                                                                         723,439
                                                                                             -----------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
   Net realized gain on investments                                                               20,715
   Net realized loss on currencies                                                              (152,406)
   Net decrease in unrealized appreciation on investments
      and foreign currencies                                                                  (2,302,161)
                                                                                             -----------
   Net loss on investments                                                                    (2,433,852)
                                                                                             -----------
   Net decrease in net assets resulting from operations                                      $(1,710,413)
                                                                                             -----------
                                                                                             -----------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         SIX MONTHS ENDED    YEAR ENDED
                                                                          JUNE 30, 1997       DECEMBER
                                                                           (UNAUDITED)        31, 1996
                                                                         ----------------    -----------
OPERATIONS
   Net investment income                                                   $    723,439      $ 1,172,376
   Net realized gain (loss) on investments and foreign currencies              (131,691)         327,677
   Change in unrealized appreciation (depreciation) of investments
      and currencies                                                         (2,302,161)         190,375
                                                                         ----------------    -----------
   Net increase (decrease) in net assets resulting from operations           (1,710,413)       1,690,428
DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income ($0 and $.40 per share, respectively)                        0         (944,308)
   Realized gains on investments ($0 and $.06 per share,
      respectively)                                                                   0         (141,645)
CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) in net assets resulting from capital
      share transactions*                                                    (2,322,923)      10,030,347
                                                                         ----------------    -----------
   Net increase (decrease) in net assets                                     (4,033,336)      10,634,822
   Net asset at beginning of period                                          26,878,569       16,243,747
                                                                         ----------------    -----------
NET ASSETS at the end of the period (including undistributed net
   investment income of $1,043,928 and $320,489, respectively)             $ 22,845,233      $26,878,569
                                                                         ----------------    -----------
                                                                         ----------------    -----------

*A summary of capital share transactions follows:

                                SIX MONTHS ENDED
                                                  JUNE 30, 1997               JAN 1, 1996 TO
                                                   (UNAUDITED)              DECEMBER 31, 1996
                                             -----------------------    --------------------------
                                              SHARES        VALUE         SHARES         VALUE
                                             --------    -----------    ----------    ------------
Shares sold                                   140,595    $ 1,448,019     1,869,911    $ 20,499,176
Shares reinvested from distributions                0              0        94,981       1,024,842
Shares redeemed                              (367,833)    (3,770,942)   (1,037,455)    (11,493,671)
                                             --------    -----------    ----------    ------------
Net increase (decrease)                      (227,238)   $(2,322,923)      927,437    $ 10,030,347
                                             --------    -----------    ----------    ------------
                                             --------    -----------    ----------    ------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period
-------------------------------------------------------------------------------

                                              SIX MONTHS ENDED    JAN 1 TO      JAN 1 TO    MARCH 1* TO
                                               JUNE 30, 1997    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                (UNAUDITED)         1996          1995          1994
                                              ----------------  ------------  ------------  ------------
Per Share Operating Performance
Net asset value, beginning of period              $  10.93        $  10.60      $   9.48      $  10.00
                                              ----------------  ------------  ------------  ------------
Income from investment operations-
  Net investment income                               0.34            0.47          0.61          0.70
  Net realized and unrealized gain (loss) on
     investments                                     (1.04)           0.32          1.06         (0.50)
                                              ----------------  ------------  ------------  ------------
Total from investment operations                     (0.70)           0.79          1.67          0.20
                                              ----------------  ------------  ------------  ------------
Less distributions-
  Distributions from net investment income            0.00           (0.40)        (0.55)        (0.70)
  Distributions from realized gains on
     investments                                      0.00           (0.06)         0.00          0.00
  Distributions in excess of net investment
     income                                           0.00            0.00          0.00         (0.02)
                                              ----------------  ------------  ------------  ------------
Total distributions                                   0.00           (0.46)        (0.55)        (0.72)
                                              ----------------  ------------  ------------  ------------
Net asset value, end of period                    $  10.23        $  10.93      $  10.60      $   9.48
                                              ----------------  ------------  ------------  ------------
                                              ----------------  ------------  ------------  ------------
Total Return                                         (6.40)%          7.51%        17.60%         1.98%
Ratios/Supplemental Data
Net assets, end of period (000)                   $ 22,845        $ 26,879      $ 16,253      $ 10,235
Ratio to average net assets-(A)
     Expenses (B)                                     1.48%**         1.84%         1.76%         1.35%**
     Expense ratio-net (C)                            1.36%**         1.52%         1.35%         1.35%**
     Net investment income                            5.85%**         4.78%         5.38%         3.99%**
Portfolio turnover rate                               0.00%          19.89%        18.63%        19.00%

(A) Management fee waivers reduced the expense ratios and increased the ratios of net investment income by 0.35% in 1997, 0.20% in 1996, 1.00% in 1995 and 0.19% in 1994.
(B) Expense ratio has been increased to include additional custodian fees that were offset by custodian fee credits. Prior to 1995 custodian fee credits reduced the expense ratio.
(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

 * Commencement of operations
** Annualized

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO THE FINANCIAL STATEMENTS
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES -- The Vontobel International Bond Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in February, 1994 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The investment objective of the Fund is to maximize total return from capital growth and income by investing in a continuously managed portfolio consisting primarily of high-grade international bonds.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION. Money market investments with a remaining maturity of less than sixty days are valued using the amortized cost method; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Those values are then translated into U.S. dollars at the current exchange rate.

B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis.

D. CURRENCY TRANSLATION. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E.  Forward  sales  of  currencies   are  undertaken  to  hedge  certain  assets
denominated in currencies that Vontobel USA, Inc. ("VUSA"), the Fund's investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

F. DEFERRED ORGANIZATIONAL EXPENSES. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund are being amortized over a period of fifty-seven (57) months.

G.  DISTRIBUTION  TO  SHAREHOLDERS.  Distribution  from  investment  income  and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, equalization, forwards and post-October capital and currency losses.

H. ACCOUNTING ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS -- Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc. ("VUSA") provides investment services for an annual fee of 1.0% on the first $100 million of average daily net assets.

VUSA will reimburse the Fund, to the extent of its management fee, to limit the Fund's aggregate annual operating expenses (excluding taxes and brokerage commissions), to the lowest applicable percentage limitation prescribed by any state in which the Fund's shares are qualified for sale. For the six months ended June 30, 1997, a reimbursement of $42,751 was made.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $29,412 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $8,522 for its services for the six months ended June 30, 1997.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY -- Purchases and sales of securities other than short-term notes aggregated $0 and $1,024,154 respectively. The Custodian has provided credits in the amount of $14,663 against custodian and accounting charges based on credits on uninvested cash balances of the Fund.

INVESTMENT ADVISOR:
 Vontobel USA Inc.
      450 Park Avenue
     New York, New York 10022

DISTRIBUTOR:
 First Dominion Capital Corp.
      1500 Forest Avenue
     Suite 223
     Richmond, Virginia 23229

INDEPENDENT AUDITORS:
 Tait, Weller and Baker
      Two Penn Center, Suite 700
     Philadelphia, Pennsylvania 19102-1707

TRANSFER AGENT:
For account information, wire purchase or redemptions, call or write to Vontobel's Transfer Agent:

 Fund Services, Inc.
      Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

MORE INFORMATION:
   For 24 hour, 7 days a week price information, and for information on any series of Vontobel Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9500 Toll Free

NASDAQ SYMBOL: VUSVX - U.S. VALUE FUND

                            VNEPX - INTERNATIONAL EQUITY FUND

                            VEEEX - EASTERN EUROPEAN EQUITY FUND

                            VIBDX - INTERNATIONAL BOND FUND

      SAND HILL PORTFOLIO MANAGER FUND - SEMI ANNUAL REPORT JUNE 30, 1997

                       Schedule of Portfolio Investments
                            June 30, 1997 (Unaudited)

        Number of                                                                                          Market
           Shares         Description                                                  Value

                          COMMON STOCK:  71.37%

                          BASIC INDUSTRY:  1.83%
              600         Hoechst                                 $       25,473
            8,000         Material Sciences                              123,500
                                                                         148,973

                          CAPITAL GOODS:  3.88%
            2,400         Dover Corp.                                    147,600
              300         Sumitomo Electric ADR                           50,336
            1,500         W.W. Grainger                                  117,281
                                                                         315,217

                          CONGLOMERATE:  2.49%
            7,900         Cheung Kong Holdings ADR                        78,008
            2,455         Desc, S.A. De C.V. ADR                          71,502
           15,800         Sime Darby BHD ADR                              52,582
                                                                         202,092

                          CONSUMER DURABLES:  5.11%
            2,400         Johnson Controls                                98,550
            3,000         Leggett & Platt Inc.                           129,000
              400         Matsushita Electric ADR                         81,800
            1,200         Sony Corp ADR                                  105,600
                                                                         414,950

                          CONSUMER NON-DURABLES:  6.16%
            3,400         Avery Dennison                                 136,425
            1,400         Colgate Palmolive                               91,350
            2,000         Panamerican Beverage                            65,750
              700         Procter & Gamble                                98,875
            2,600         Sara Lee Corp                                  108,225
                                                                         500,625

                          CONSUMER SERVICES:  5.09%
            1,200         Carlton Communications ADR                      51,600
             3000         The Gap                                        116,625
            1,800         Walgreen                                        96,525
            4,500         Whole Foods Markets                            149,063
                                                                         413,813


        Number of                                                         Market
           Shares         Description                                      Value
                          ENERGY:  8.04%
            1,400         Atlantic Richfield                              98,700
            1,000         British Petroleum ADR                           74,875
            2,400         Mobil                                          167,700
            7,200         Nabors Industries                              180,000
            1,800         Western Atlas Inc                              131,850
                                                                         653,125

                          FINANCE:  8.24%
            2,700         Banco de Santander ADR                          83,531
            1,100         Develop Bk of Singapore ADR                     55,390
            6,000         Hang Seng Bank Ltd ADR                          85,578
            1,700         MBIA Inc.                                      191,781
            3,500         PXRE Corp.                                     107,625
            4,600         Regions Financial Corp                         145,475
                                                                         669,380

                          HEALTH CARE:  10.10%
            1,700         Amgen                                           98,813
            5,866         Astra AB ADR                                   111,454
            2,000         Becton Dickinson & Co.                         101,250
            4,100         Manor Care                                     133,763
              600         Roche Holdings ADR                              54,347
            4,200         Schering Plough Corp                           201,075
            2,300         United Healthcare                              119,600
                                                                         820,302

                          TECHNOLOGY:  11.78%
            2,200         3Com                                            99,000
            4,000         Adaptec                                        139,000
            3,000         Adobe Systems Inc                              105,188
            1,700         E M C Corp                                      66,300
            2,430         Ericsson ADR                                    95,681
            1,100         Intel                                          155,994
            1,600         Hewlett Packard                                 89,600
            4,000         Sabre Group Holding A                          108,500
            2,100         Sungard Data Systems                            97,650
                                                                         956,913






        Number of                                                         Market
           Shares         Description                                      Value
                          R E I T:  3.23%
            4,000         Apartment Investment & Management Co           113,000
            5,500         J P Realty                                     149,188
                                                                         262,188

                          UTILITIES:  5.42%
            2,300         Ameritech Corp                                 156,256
           16,000         Hong Kong Electric ADR                          64,435
            4,100         Hong Kong Telecom                               95,838
            3,000         Nipsco Industies                               123,938
                                                                         440,467

                          TOTAL COMMON STOCKS:
                          (Cost: $4,168,121)                           5,789,045
        Principal
           Amount         U.S. GOVT. SECURITIES:  19.64%

        $ 100,000         U.S. Treasury Note;
                          maturity date 10/31/99; 7.50%                  102,844
          200,000         U.S. Treasury Note;
                          maturity date 7/31/00; 6.125%                  199,375
          200,000         U.S. Treasury Note;
                          maturity date 02/28/01; 5.625%                 195,625
          200,000         U.S. Treasury Note;
                          maturity date 02/15/03; 6.25%                  198,438
          200,000         U.S. Treasury Note;
                          maturity date 02/15/04; 5.875%                 193,750
          400,000         U.S. Treasury Note;
                          maturity date 05/15/05; 6.5%                   399,375
          300,000         U.S. Treasury Note;
                          maturity date 05/15/06; 6.875%                 306,188

                          TOTAL U.S. GOVERNMENT SECURITIES:
                          (Cost: $1,593,738)                           1,595,595

                          TOTAL INVESTMENTS:
                          (Cost: $5,761,859)*     91.01%               7,393,640
                          Other assets, net        8.99%                 730,652
                          NET ASSETS             100.00%              $8,124,292

*Cost for Federal income tax purpose is $5,761,859 and net unrealized appreciation consists of:

    Gross unrealized appreciation                                     $1,683,556
    Gross unrealized depreciation                                       (51,769)
    Net unrealized appreciation                                       $1,631,787

ADR--Security represented is held by the custodian bank in the form of American
     Depository Receipts.

See Notes to Financial Statements

Statement of Assets and Liabilities
June 30, 1997 (Unaudited)

ASSETS
   Investments at value (identified
     cost of $5,761,859)(Notes 1 & 3)                                 $7,393,640
   Cash                                                                  678,584
   Receivables:
     Dividend and interest                      32,219
     Receivable from manager                     2,234                    34,453
   Other Assets                                                           13,504
   Deferred organization costs                                            19,786
          TOTAL ASSETS                                                 8,139,967

LIABILITIES
   Investment management fees payable           15,675                    15,675

NET ASSETS                                                            $8,124,292

NET ASSET VALUE OFFERING AND
PRICE PER SHARE ($8,124,292 / 578,475 shares outstanding)            $     14.04

At June 30, 1997 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

   Paid in capital                                                    $6,321,443
   Undistributed net investment income                                    23,981
   Undistributed net realized gain on investments                        147,081
   Net unrealized appreciation of investments                          1,631,787
   Net Assets                                                         $8,124,292

See Notes to Financial Statements

Statement of Operations
Six months ended June 30, 1997 (Unaudited)

INVESTMENT INCOME
   Income:
      Interest                                 $43,265
      Dividend                                  46,475
      Total income                                                     $  89,740

   Expenses:
      Investment management fees (Note 2)       35,188
      Transfer agent fees (Note 2)               9,333
      Custodian and accounting fees (Note 3)     9,960
      Legal & audit fees                         9,192
      Registration fees                          1,525
      Recordkeeping and
        administrative services (Note 2)         7,543
      Shareholder servicing
        and reports (Note 2)                     1,582
      Organization expense amortization          3,519
      Other                                      6,276                    84,118
   Custodian fee credits                                                 (9,960)
   Reimbursement by manager                                              (8,400)
   Expenses, net                                                          65,758
   Net investment income                                                  23,982

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                       73,815
   Net increase in unrealized appreciation on investments                599,661
   Net gain on investments                                               673,476
   Net increase in net assets resulting from operations               $  697,458

See Notes to Financial Statements

Statement of Changes in Net Assets

                                        Six months ended              Year ended
                                         June 30, 1997              December 31,
                                          (Unaudited)                   1996
OPERATIONS
  Net investment income                    $     23,982             $     68,634
  Net realized gain on investments               73,815                  230,479
  Change in unrealized
    appreciation of investments                  599,661                 740,807
  Net increase in net assets resulting
    from operations                              697,458               1,039,920
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income
    ($.00 and $.15 per share, respectively)            0                (72,905)
  Capital gains
    ($.00 and $.33 per share, respectively)            0               (155,461)
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets resulting
    from capital share transactions*             967,409               1,622,851
  Net increase in net assets                   1,664,867               2,434,405
  Net asset at beginning of period             6,459,425               4,025,020
NET ASSETS at the end of the period
   (including undistributed
     net investment income
    of $23,982 and $0, respectively)          $8,124,292              $6,459,425

*  A summary of capital share transactions follows:

                     Six months ended
                        June 30, 1997                 Year ended
                        (Unaudited)               December 31, 1996

                   Shares        Value           Shares         Value
Shares sold        100,757     $1,317,208        199,556      $2,332,804
Shares reinvested
  from dividend      0              0             17,744         225,708
Shares redeemed   (26,987)      (349,799)       (75,044)       (935,661)
Net increase       73,770     $   967,409        142,256      $1,622,851

See Notes to Financial Statements

Financial Highlights
For a Share Outstanding Throughout Each Period

                                           Six months ended                     Jan. 2, 1995*
                                             June 30, 1997        Year ended        to
                                              (Unaudited)        Dec. 31, 1996  Dec. 31, 1995
Per Share Operating Performance
Net asset value, beginning of period            $12.79             $11.11       $10.00

Income from investment operations-
   Net investment income                          0.04               0.14         0.06
   Net realized and unrealized
     gain on investments                          1.21               2.02         1.10
Total from investment operations                  1.25               2.16         1.16

Less distributions-
   Distributions from net
     investment income                            0.00              (0.15)      (0.05)
   Distributions from realized
     gains on investments                         0.00              (0.33)        0.00
Total distributions                               0.00              (0.48)      (0.05)
Net asset value, end of period                  $14.04              $12.79      $11.11

Total Return                                     9.72%               19.57%     11.60%

Ratios/Supplemental Data
Net assets, end of period (000's)               $8,124               $6,459     $4,025
Ratio to average net assets-(A)
   Expenses (B)                                2.13%**                2.50%     3.03%**
   Expense ratio-net (C)                       1.85%**                2.00%     1.90%**
   Net investment income                       0.34%**                1.29%     0.52%**
Portfolio turnover rate                          7.16%               32.97%     40.96%
Average brokerage
   commission per share                        $0.0600              $0.0581      ---

*        Commencement of operations
**       Annualized
(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .64% in 1996 and 1.00% in 1995.
(B) Expense ratio has been increased to include custodian fees which were offset by custodian credits.
(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements

Notes to the Financial Statements
June 30, 1997 (Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Sand Hill Portfolio Manager Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in January 2, 1995 as a series of VFI which has allocated to the Fund 50,000,000 shares of its 500,000,000 shares of $.01 par value common stock. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

The investment objective of the Fund is to maximize total return by investing in equity securities, debt securities and short term investments.

A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term investments (securities with a remaining maturity of sixty days or less) are valued at cost which, when combined with accrued interest, approximates market value.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions and Dividends. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

D. Deferred Organizational Expenses. All of the expenses of VFI incurred in connection with its organization and the public offering of its shares have been assumed by the series funds of VFI. The organization expenses allocable to Sand Hill Portfolio Manager Fund are being amortized over a period of fifty-seven
(57) months.

E. Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distribution differences primarily result from different treatments of equalization and post-October capital losses.

F. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE   2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--Pursuant to an

Investment Advisory Agreement, the Advisor, Sand Hill Advisors ("SHA") provides investment services for an annual fee of 1.0% of the first $100 million of average daily net assets and .75% on average daily net assets over $100 million. SHA will reimburse the Fund, to the extent of its advisory fee, to limit the Fund's aggregate annual operating expenses (excluding taxes and brokerage commissions), to the lowest applicable percentage limitation prescribed by any state in which the Fund's shares are qualified for sale. For the six months ended June 30, 1997 a voluntary reimbursement of $8,400 was made.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent, $8,773 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $9,333 for its services for the six months ended
June 30, 1997.

Certain officers and/or directors of the Fund are also officers and/or directors of CSS and FSI.

NOTE 3-PURCHASES AND SALES OF SECURITIES--Purchases and sales of securities other than short-term notes aggregated $868,997 and $508,430, respectively. The Custodian has provided credits in the amount of $9,960 against custodian and accounting charges based on credits on uninvested cash balances of the Fund.